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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 12, 1999 included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statement No. 333-75559, No. 33-18793 and No.333-62581.

Boston, Massachusetts
June 25, 1999